                                                                                                      EXHIBIT 4.1

                                                    INCORPORATED UNDER THE LAWS
                                                      OF THE STATE OF NEVADA
          COMMON                                                                                        PAR VALUE
           STOCK                                                                                          $.001

                                                      INDUSTRIAL DATA SYSTEMS
                                                            CORPORATION

             [NUMBER]                                                                                   [SHARES]
           C


   THIS CERTIFICATE IS TRANSFERABLE                                                         SEE REVERSE FOR CERTAIN DEFINITIONS
IN CHICAGO, ILLINOIS AND NEW YORK, NEW YORK                                                          CUSIP 456053 10 7

This Certifies that



is the record holder of

                                      FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                                                INDUSTRIAL DATA SYSTEMS CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                                                  Dated

   /s/ William A. Coskey
                                                                                         COUNTERSIGNED AND REGISTERED:
       PRESIDENT                                                                         HARRIS TRUST AND SAVINGS BANK
                                                                                                                     TRANSFER AGENT
   /s/ Hulda L. Coskey                              [SEAL APPEARS HERE]                                               AND REGISTRAR
                                                                                         BY
       SECRETARY                                                                                                AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common        UNIF GIFT MIN ACT--______ Custodian _______
TEN ENT--as tenants by the entireties                   (Cust)           (Minor)
JT TEN --as joint tenants with right              Under Uniform Gifts to Minors
         of survivorship and not as               Act___________________________
         tenants in common                                     (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE

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                                                                         Shares
------------------------------------------------------------------------
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated
      --------------------------------

                                        X
                                         ---------------------------------------
                                                       (SIGNATURE)
             NOTICE
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME(S) AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN
EVERY PARTICULAR WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.

                                        X
                                          --------------------------------------
                                                       (SIGNATURE)

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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SIGNATURE(S) GUARANTEED BY: